SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2003
(November 20, 2003)

GENESCO INC.

(Exact name of registrant as specified in its charter)

Tennessee (State of Incorporation)	1-3083 (Commission File No.)	62-0211340 (IRS Employer I.D. No.)

1415 Murfreesboro Road Nashville, Tennessee (Address of Principal Executive Office)	37217-2895 (Zip code)

Registrant’s telephone number, including area code: (615) 367-7000

SIGNATURES
EXHIBIT INDEX
Ex-99.1 Press Release

Item 7. Financial Statements and Exhibits.

c)	Exhibits

Exhibit
No.	Description of Exhibit

99.1	Genesco Inc.’s press release dated November 20, 2003 containing financial results for the quarter ended November 1, 2003

Item 12. Regulation FD Disclosure.

On November 20, 2003, Genesco Inc. issued a press release regarding its results of operations for the quarter ended November 1, 2003 and its financial condition as of that date. A copy of the press release is furnished herewith as Exhibit 99.1 and is not deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in the Company’s filings under the Securities Act of 1933.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: November 20, 2003	By:	/s/ Roger G. Sisson
	Name:	Roger G. Sisson
	Title:	Vice President, Secretary and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Genesco Inc.’s press release dated November 20, 2003 containing financial results for the quarter ended November 1, 2003

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